                                                                     EXHIBIT 1.1



                                      $[-]
                      Floating Rate Asset Backed Securities
                               Series [-], Class A

                                      $[-]
                      Floating Rate Asset Backed Securities
                               Series [-], Class B

                               METRIS MASTER TRUST

                             UNDERWRITING AGREEMENT



                                                              Dated [-] [-], [-]


[Underwriter]

Ladies and Gentlemen:

              Section 1. Introductory. Metris Receivables, Inc. (the "Transferor"), a Delaware corporation, and a wholly owned subsidiary of Metris Companies Inc. ("Metris"), proposes to sell $[-] Floating Rate Asset Backed Securities, Series [-], Class A (the "Class A Securities") and $[-] Floating Rate Asset Backed Securities, Series [-], Class B (the "Class B Securities" and together with the Class A Securities, the "Offered Securities") issued by the Metris Master Trust (the "Trust"). Each Offered Security will represent a fractional undivided interest in the Trust. The assets of the Trust will include, among other things, a pool of receivables (the "Receivables") arising under certain MasterCard(R), VISA(R) or other revolving consumer credit accounts(1) (the "Accounts") transferred and sold by Direct Merchants Credit Card Bank, National Association ("Direct Merchants Bank" or, in its capacity as servicer under the P&S (as hereinafter defined), the "Servicer") to Metris pursuant to an Amended and Restated Bank Receivables Purchase Agreement dated as of July 30, 1998 between Metris and Direct Merchants Bank (as supplemented and amended from time to time, the "Bank Purchase Agreement"), then subsequently sold by Metris to the Transferor pursuant to an Amended and Restated Purchase Agreement dated as of July 30, 1998 between Metris and the Transferor (as supplemented and amended from time to time, the "Purchase Agreement") and then transferred by the Transferor to the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement dated as of July 30, 1998 among the Transferor, the Servicer and U.S. Bank National Association (as successor to The Bank of New York (Delaware) (the "Prior Trustee")), as trustee, (the "Trustee"), as supplemented by an Agreement of Resignation, Appointment and Acceptance dated as of December 11, 2000 among the Transferor, the Servicer, the Prior Trustee and the Trustee, as further supplemented by Amendment No. 1 to the Amended and Restated Pooling and Servicing Agreement, dated as of April 26, 2001 among the Transferor, the Servicer

--------
(1) Visa(R) and Mastercard(R) are registered trademarks of VISA USA Incorporated and Mastercard International Incorporated, respectively.

and the Trustee (as amended and supplemented as of the date hereof, the "P&S"). The Offered Securities will be issued pursuant to the P&S and the Series [-] Supplement to the P&S (the "Supplement") to be dated the Closing Date (as defined herein), among the Transferor, the Servicer and the Trustee. The P&S and the Supplement are collectively referred to herein as the "Pooling and Servicing Agreement." The $[-] Series [-] Excess Collateral will also be issued pursuant to the Pooling and Servicing Agreement and together with the Class A Securities and Class B Securities, are referred to herein as the "Investor Securities". The Bank Purchase Agreement, the Purchase Agreement and the Pooling and Servicing Agreement are collectively referred to as the "Designated Agreements."

The Transferor has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-60530) pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), in the form heretofore delivered to the Representative. The Registration Statement, as amended, has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the Execution Time, the most recent such amendment has been declared effective by the Commission. The Transferor will also file with the Commission a prospectus supplement and prospectus relating to the Offered Securities in accordance with Rule 424(b) under the Act ("Rule 424(b)"). The registration statement, including any amendments thereto, the form of prospectus supplement and all documents incorporated by reference therein, is referred to herein as the "Registration Statement." The Registration Statement shall be in all substantive respects in the form distributed to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes as the Transferor has advised the Representative, prior to the Execution Time, will be included or made therein.

For purposes of this Agreement, "Effective Date" means the date as of which such Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission. Any prospectus supplement relating to the Offered Securities (the "Prospectus Supplement"), as filed with the Commission pursuant to and in accordance with Rule 424(b) is, together with the base prospectus in the form filed with the Commission pursuant to Rule 424(b) together with the Prospectus Supplement, hereinafter referred to as the "Prospectus." "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Pooling and Servicing Agreement.

              Section 2. Representations, Warranties and Covenants of the Transferor and Metris. Each of the Transferor and Metris, as applicable (each as to itself only, except that the representations and warranties as to Direct Merchants Bank are given by Metris), represents and warrants to, and agrees with, Chase Securities Inc. and each other Underwriter named in Schedule A hereto(collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Chase Securities Inc. is acting as Representative (in such capacity, Chase Securities Inc. shall hereinafter be referred to as the "Representative"), as of the date hereof that:





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


              (a) On the date hereof and on the Closing Date, the Registration Statement does and will comply, in all material respects, with the requirements of the Act and the 1933 Act Regulations, and does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that these representations and warranties shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Transferor by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus.

              (b) Metris is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to transact business and is in good standing in any state in which the conduct of its business requires such qualification, except where the failure to so qualify does not have a material adverse effect on the financial condition or business of Metris, and Metris has the corporate power to own and conduct its business, as it is currently conducted.

              (c) The Transferor is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and is duly qualified to transact business and is in good standing in any state in which the conduct of its business requires such qualification, except where the failure to so qualify does not have a material adverse effect on the financial condition or business of the Transferor, and the Transferor has the corporate power to own and conduct its business as it is currently conducted.

              (d) Direct Merchants Bank is a national banking association formed under the laws of the United States of America and is authorized to conduct the business of a special purpose credit card bank, as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables.

              (e) Each of the Transferor, Metris and Direct Merchants Bank had or has the requisite power to execute and deliver each Designated Agreement to which it is a party and, in the case of the Transferor and Metris, this Agreement and the Transfer and Administration Agreement, dated as of the Closing Date (the "Transfer and Administration Agreement") between the Transferor, Metris, as administrator, Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee on behalf of Metris Secured Note Trust [-] (in such capacity, the "Owner Trustee"), and to perform their respective obligations thereunder and hereunder.

              (f) Each of the Designated Agreements and the Transfer and Administration Agreement, to which the Transferor, Metris or Direct Merchants Bank, as applicable, is a party, has been duly authorized and, as of the Closing Date, will be duly executed and delivered by the

Transferor, Metris and Direct Merchants Bank, as applicable, and each of the Designated Agreements, and the Transfer and Administration Agreement to which it is a party shall, as of the Closing Date, constitute the valid, legal and binding obligation of the Transferor, Metris and Direct Merchants Bank, as applicable, enforceable against the Transferor, Metris and Direct Merchants Bank, as applicable, in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

              (g) This Agreement has been duly authorized, executed and delivered by the Transferor and Metris.

              (h) As of the Closing Date referred to below, the Investor Securities will be duly and validly authorized, and, when duly and validly executed by the Transferor and authenticated by the Trustee and delivered to the Transferor in accordance with the Pooling and Servicing Agreement, and following delivery to and payment therefor by the Underwriters as provided herein, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

              (i) The execution and delivery of any Designated Agreement, of this Agreement or the Transfer and Administration Agreement and the performance of the transactions contemplated thereby and hereby do not (i) contravene the Transferor's, Metris' or Direct Merchants Bank's charter or by-laws, (ii) violate any material provision of law applicable to the Transferor, Metris or Direct Merchants Bank or require any filing (except for filings under the UCC) or registration under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Transferor, Metris or Direct Merchants Bank, except for such filings or registrations as have already been made and are in full force and effect. The execution and delivery of any Designated Agreement or of this Agreement and the execution and delivery to the Trustee of the Investor Securities, the performance of the transactions contemplated by this Agreement, the Transfer and Administration Agreement or any Designated Agreement and the fulfillment of the terms hereof or thereof will not violate any Requirement of Law applicable to the Transferor, Metris or Direct Merchants Bank, will not violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any material indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Transferor, Metris or Direct Merchants Bank, is a party or by which it is bound.

              (j) There are no proceedings or investigations pending or, to the best knowledge of the Transferor, Metris or Direct Merchants Bank, threatened against the Transferor, Metris or Direct Merchants Bank, before any Governmental Authority (i) asserting the invalidity of any Designated Agreement, of this Agreement or of the Transfer and Administration Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated thereby, (iii) except as disclosed in the Prospectus, seeking any determination or ruling that would materially and adversely affect the performance by the Transferor, Metris or Direct Merchants Bank of its obligations thereunder, (iv) seeking any determination or ruling






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



that would materially and adversely affect the validity or enforceability thereof or (v) seeking to affect adversely the tax attributes of the Trust.

              (k) All approvals, authorizations, consents, orders or other actions of any Governmental Authority required in connection with the execution and delivery of any Designated Agreement, of this Agreement or of the Transfer and Administration Agreement and the Investor Securities by the Transferor, Metris or Direct Merchants Bank, the performance of the transactions contemplated by any Designated Agreement, by this Agreement and by the Transfer and Administration Agreement and the fulfillment of the terms hereof by the Transferor, Metris or Direct Merchants Bank, have been obtained.

              (l) Each of the Transferor, Metris and Direct Merchants Bank possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, except to the extent that the failure to have such licenses, certificates, authorities or permits does not have a material adverse effect on the Receivables, the Investor Securities or the financial condition of the Transferor, Metris or Direct Merchants Bank, and none of the Transferor, Metris and Direct Merchants Bank has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the Receivables or the conduct of its business, operations or financial condition.

              (m) As of the Closing Date, the Transferor has conveyed to the Trust good and marketable title to, or a perfected first priority security interest in, the Receivables existing in Accounts designated for the Trust, free of Liens other than any Lien permitted under the Pooling and Servicing Agreement.

              (n) The businesses of each of the Transferor, Metris and Direct Merchants Bank conform, in all material respects, to the descriptions thereof contained in the Prospectus.

              Section 3. Purchase, Sale and Delivery of the Offered Securities.

              (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Transferor, on [-] [-], [-], or on such other date as shall be mutually agreed upon by the Transferor and the Representative (the "Closing Date"), the principal amount, if any, of the Class A Securities set forth in Schedule A opposite the name of the respective Underwriter and the principal amount, if any of the Class B Securities set forth in Schedule A opposite the name of the respective Underwriter. The Class A Securities shall be purchased at a purchase price equal to [-]% of the principal amount thereof. The Class B Securities shall be purchased at a purchase price equal to [-]% of the principal amount hereof.

              (b) Against payment of the purchase price in same day funds drawn to the order of the Transferor, the Transferor will deliver the Offered Securities to the Representative at the offices of Orrick, Herrington & Sutcliffe LLP, in Washington, D.C. at 10:00 a.m.





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



Washington, D.C. time, on the Closing Date. Each class of the Offered Securities to be so delivered will be initially represented by one or more Offered Securities registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Offered Securities will be represented by book entries on the records of DTC and participating members thereof.

              Section 4. Public Offering of the Offered Securities. It is understood by the parties hereto that, upon the availability of the Prospectus, the Underwriters propose to offer the Offered Securities for sale to the public (which may include selected dealers), as set forth in the Prospectus.

              Section 5. Covenants of the Transferor. The Transferor covenants and agrees with each Underwriter:

              (a) To file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the time specified therein. The Transferor will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

              (b) To file no amendment to the Registration Statement and to make no amendment or any supplement to the Prospectus as amended or supplemented, or, during such period as a Prospectus is required by law to be delivered in connection with sales of the Offered Securities by any Underwriter or a dealer, to file no document which, upon filing becomes incorporated by reference in the Registration Statement other than monthly Form 8-Ks containing the Securityholders' statement or information regarding the addition of Accounts as contemplated in the Prospectus, without furnishing the Representative with a copy of the proposed form thereof and providing the Representative with a reasonable opportunity to review the same and not to file any such amendment or supplement to which the Representative shall reasonably object; and to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus as amended or supplemented or any amended Prospectus has been filed or, if applicable, mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Offered Securities or suspending any such qualification, promptly to use its best efforts to obtain its withdrawal.

              (c) From time to time to take such action as the Representative may reasonably request in order to qualify the Offered Securities for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Offered Securities; provided, that in connection therewith neither the Transferor nor Metris shall be required to qualify as a foreign corporation or partnership, respectively, to do business, or to file a general consent to service of process in any jurisdiction.





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


              (d) To furnish the Representative with copies of the Registration Statement (including exhibits) and copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request; and if the delivery of a prospectus shall be at the time required by law in connection with sales of any Offered Securities, either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus as amended or supplemented, to notify the Representative and to prepare and furnish to the Representative as the Representative may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

              (e) To make generally available to Securityholders an earnings statement of the Trust complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after the Effective Date of the Registration Statement (as such date is defined in Rule 158(c) under the Act) as soon as practicable after such period.

              (f) To furnish to the Representative a copy of the Registration Statement, each related preliminary Prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests for the purposes contemplated by the Act or the 1933 Act Regulations.

              (g) To pay all expenses incident to the performance of the obligations under this Agreement, including:

                  (i) the word processing, printing and filing of the Registration Statement as originally filed and of each amendment thereto;

                  (ii) the reproduction of this Agreement;

                  (iii) the preparation, printing, issuance and delivery of the Offered Securities to the Underwriters;

                  (iv) the reasonable fees and disbursements of counsel and accountants for the Transferor;

                  (v) the qualification of the Offered Securities under state securities laws in accordance with the provisions of Section 5(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey;

                  (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectus and of the Prospectus and any amendments or supplements thereto;






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                  (vii) the fees of Moody's Investors Service, Inc. ("Moody's"),
         Standard & Poor's Ratings Services, a division of the McGraw Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch") and any other Rating Agencies rating the Offered Securities for rating the Offered Securities;


                  (viii) the fees and expenses of the Trustee and its counsel;
         and

                  (ix) miscellaneous underwriting expenses relating to the structuring and marketing of the Offered Securities.

It is understood, however, that except as provided in this Section 5, and Sections 7 and 8 hereof or as provided in the next succeeding sentence, each Underwriter will pay all of its own costs and expenses, including the fees of its counsel, transfer taxes on resale of any of the Offered Securities by it, and any advertising expenses connected with any offers it may make. If this Agreement is terminated by any Underwriter in accordance with the provisions of
Section 6 hereof, the Transferor and Metris, jointly and severally, shall reimburse such Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for such Underwriter.

              (h) For a period from the date of this Agreement until the retirement of the Offered Securities, or until such time as any Underwriter shall cease to maintain a secondary market in the Offered Securities, whichever occurs first, to deliver to the Underwriters the annual statements of compliance, the Annual Servicer's Certificate and the annual independent certified public accountants' servicing reports furnished to the Trustee pursuant to Section 3.5 and Section 3.6, respectively, of the P&S and the monthly Distribution Date Statement furnished to the Trustee pursuant to Section
5.2 of the Series [-] Supplement as soon as such statements and reports are furnished to the Trustee.

              (i) From and after the Closing Date, not to take any action inconsistent with the Trust's ownership of the Receivables other than as permitted by the Pooling and Servicing Agreement.

              (j) To the extent, if any, that the rating provided with respect to each class of the Offered Securities by the rating agency or agencies that initially rate the Offered Securities is conditional upon the furnishing of documents or the taking of any other actions by the Transferor, to furnish such documents and take any such other actions.

              Section 6. Conditions Precedent to the Obligations of the Underwriters. The obligation of the Underwriters to purchase and pay for the Offered Securities are subject to the accuracy of the representations and warranties on the part of the Transferor and Metris, to the accuracy of the statements of officers of the Transferor and Metris made pursuant to the provisions hereof, to the performance by the Transferor of its obligations hereunder and to the following additional conditions precedent:

              (a) The Prospectus and any supplements thereto shall have been filed (if required) with the Commission in accordance with the General Rules and Regulations under the Act and Section 1 hereof, and prior to the Closing Date no stop order suspending the



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



effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Transferor or Metris, shall be contemplated by the Commissioner or by any authority administering any state securities or blue sky law.

              (b) Each of the Transferor, Metris and Direct Merchants Bank shall have delivered to the Representative a certificate as to itself only, dated the Closing Date, signed by its president, a senior vice president or a vice president to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, each Designated Agreement and this Agreement and that:

                  (i) (x) each representation and warranty of the Transferor and Metris, as applicable, in this Agreement is true and correct in all material respects to the same extent as if made on and as of the Closing Date (except that, to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct in all material respects on and as of such earlier date) and (y) each representation and warranty of the Transferor, Metris and Direct Merchants Bank, as applicable, in each Designated Agreement is true and correct in all material respects to the same extent as if made on and as of the Closing Date (except that, to the extent any such representation or warranty expressly relates to an earlier date, such representation or warranty was true and correct in all material respects on and as of such earlier date)

                  (ii) each of the Transferor and Metris, as applicable, has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement on or prior to the Closing Date;

                  (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Transferor's or Metris's knowledge, threatened by the Commission as of the Closing Date; and

                  (iv) nothing has come to such person's attention that would lead such person to believe that the Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (c) Since the respective dates as of which information is given in the Prospectus, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the business or assets of the Trust, the Transferor, Metris or Direct Merchants Bank or any material adverse change in the financial position or results of operations of the Trust, the Transferor, Metris or Direct Merchants Bank otherwise than as set forth or contemplated in the Prospectus which in any such case makes it impracticable or inadvisable in the Representative's good faith judgment to proceed with the public offering or the delivery of the Offered Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented.





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



              (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any material adverse change in the financial markets for asset backed securities in the United States or any outbreak of hostilities or other calamity or crisis or (ii) the suspension of trading generally by either the American Stock Exchange or the New York Stock Exchange, or the establishment of minimum or maximum prices or ranges of prices by either of such exchanges or by order of the Commission or any other governmental authority, or any banking moratorium declared by federal or New York authorities, the effect of which with respect to clause (i) or (ii) is such as to make it, in the good faith judgment of the Representative, impracticable to market the Offered Securities or to enforce contracts for the sale of the Offered Securities.

              (e) The Representative shall have received:

                  (i) The favorable opinion of the General Counsel of Metris, dated the Closing Date and addressed to the Underwriters and satisfactory in form and substance to the Representative and counsel to the Representative, to the effect that:

                      (A) Metris is a corporation duly incorporated, validly
              existing and in good standing under the laws of the State of Delaware.

                      (B) The Transferor is a corporation duly organized,
              validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business and is in good standing in each state in which the conduct of its business requires such qualification except where the failure to so qualify does not have a material adverse effect on the financial condition or business of the Transferor.

                      (C) Direct Merchants Bank is a national banking
              association formed under the laws of the United States of America and is authorized to conduct the business of a special purpose credit card bank, as described in the Prospectus, and had at all relevant times and now has the power, authority and legal right to acquire, own and service the Accounts and the Receivables.

                      (D) Each Designated Agreement and the Transfer and
              Administration Agreement to which Metris, Direct Merchants Bank or the Transferor is a party and this Agreement has been duly and validly authorized, executed and delivered by each of Metris, Direct Merchants Bank and the Transferor, as applicable.

                      (E) The sale of the Investor Securities and the direction
              by the Transferor to the Trustee to execute, authenticate and deliver the Investor Securities have been duly authorized by the Transferor. The Investor Securities have been duly and validly authorized and executed by the Transferor.

                      (F) The execution and delivery of any Designated Agreement or of this Agreement and the execution and delivery to the Trustee of the Investor Securities, the performance of the transactions contemplated by this Agreement or any Designated Agreement and the fulfillment of the terms thereof will not (i)







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



              conflict with, result in a breach of or a violation of any of the terms of, or constitute a default under, the certificate of incorporation or bylaws of Metris, (ii) violate any Applicable Laws (assuming compliance with all applicable state securities and Blue Sky laws, as to which such counsel expresses no opinion),
              (iii) require any Governmental Approval (except for filings under the UCC, compliance with all applicable state securities and Blue Sky laws, as to which such counsel expresses no opinion, and such filings or registrations as have already been made and are in full force and effect) or (iv) violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under any currently existing material indenture, contract, agreement, mortgage, deed of trust or other instrument which has been attached as an exhibit to the report on Form 10-K filed by Metris. For purposes of this paragraph (vi), "Applicable Laws" means those laws, rules and regulations of the State of Minnesota and the United States of America which, in such counsel's experience, are normally applicable to the ordinary business operations of Metris or the Transferor and transactions of the type contemplated by the Designated Agreements. For the purposes of this paragraph (vi), the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws, and the term "Governmental Authority" means any Minnesota or federal executive, legislative, judicial, administrative or regulatory body.

                      (G) There are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened that are required to be disclosed in the Registration Statement, other than those disclosed therein. There are no proceedings or investigations pending or, to the best of such counsel's knowledge, threatened against Metris, Direct Merchants Bank or the Transferor, before any Governmental Authority (i) asserting the invalidity of any Designated Agreement or of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated hereby,
              (iii) except as disclosed in the Prospectus, seeking any determination or ruling that would materially and adversely affect the performance by Metris, Direct Merchants Bank or the Transferor of its obligations thereunder, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability thereof or (v) seeking to affect adversely the tax attributes of the Trust or the Investor Securities.

                      (H) No consent, approval, authorization or order of, or
              registration, filing (except for filings under the UCC) or declaration with, any court or governmental agency or body is required in connection with (i) the execution, delivery and performance by Metris or the Transferor of any Designated Agreement or of this Agreement or (ii) the offer, sale or delivery of the Investor Securities, except such as shall have been obtained or made, as the case may be, or will be obtained or made, as the case may be, prior to the Closing Date and except such as may be required under state securities or Blue Sky laws.

                      (I) Metris has full corporate power and authority to sell
              and assign the Receivables to the Transferor pursuant to the terms of the Purchase Agreement and has duly authorized such sale and assignment by all necessary corporate action. The Transferor has full corporate power and authority to transfer the Receivables to the Trust pursuant to the terms of the Pooling and Servicing Agreement and has duly authorized such transfer by all necessary corporate action.

                      (J) Direct Merchants Bank has the power and authority to
              execute and deliver the Bank Purchase Agreement and the Pooling and Servicing Agreement and to consummate the transactions contemplated therein.

                      (K) No consent, approval, authorization or order of, or
              filing with, any governmental agency or body or any court is required for the consummation by Direct Merchants Bank of the transactions contemplated in the Bank Purchase Agreement or the Pooling and Servicing Agreement, except for such consents, approvals, orders or filings as may be required under federal or state securities laws and except for such filings as may be required to perfect interests in the Receivables pursuant to the Bank Purchase Agreement.

                      (L) Neither the execution, delivery and performance by
              Direct Merchants Bank of its obligations under the Bank Purchase Agreement or the Pooling and Servicing Agreement, the transfer of the Receivables to Metris, the issuance and sale of the Investor Securities, nor the consummation of any other of the transactions contemplated in the Bank Purchase Agreement or the Pooling and Servicing Agreement will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the Articles of Association or bylaws of Direct Merchants Bank, each as amended, or any Applicable Laws or the terms of any material indenture or other material agreement or instrument known to such counsel to which Direct Merchants Bank is a party or by which it or its properties are bound. For purposes of this paragraph (1), "Applicable Laws" means those laws, rules and regulations of the United States of America which, in such counsel's experience, are normally applicable to the ordinary business operations of Direct Merchants Bank and transactions of the type contemplated by the Designated Agreements.

                      (M) There are no actions, proceedings or investigations
              pending or, to the best of such counsel's knowledge, threatened before any court, administrative agency or other tribunal (1) asserting the invalidity of the Bank Purchase Agreement or the Pooling and Servicing Agreement or (2) seeking to prevent the issuance of the Investor Securities or the consummation of any of the transactions contemplated by the Bank Purchase Agreement or the Pooling and Servicing Agreement or the Investor Securities, which might materially and adversely affect the performance by Direct Merchants Bank of its obligations under, or the validity or enforceability of, the Bank Purchase Agreement or the Pooling and Servicing Agreement or the Investor Securities.

                      (N) Metris is duly qualified to transact business and is
              in good standing in each state in which the conduct of its business requires such qualification except where the failure to so qualify does not have a material adverse effect on the financial condition or business of Metris.

                      (O) Each of Metris, Direct Merchants Bank and the
              Transferor possesses all material licenses, certificates, authorities or permits issued by the appropriate state or federal regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, except to the extent that the failure to have such licenses, certificates, authorities or permits does not have a material adverse effect on the Receivables or the Investor Securities or the financial condition of Metris, Direct Merchants Bank or the Transferor, and none of Metris, Direct Merchants Bank and the Transferor has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of its business, operations or financial condition.

                   (ii) The favorable opinion of Orrick, Herrington & Sutcliffe LLP, special counsel for the Transferor and Metris, dated the Closing Date and addressed to the Underwriters and satisfactory in form and substance to the Representative and counsel to the Representative, to the effect that:

                      (A) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended; neither Metris, the Transferor nor the Trust is required to be registered under the Investment Company Act of 1940, as amended;

                      (B) The Investor Securities, the Designated Agreements and
              this Agreement conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus;

                      (C) Neither the execution, delivery or performance by any
              of Metris, the Transferor and Direct Merchants Bank (the "Companies") of any of the Designated Agreements, the Transfer and Administration Agreement or this Agreement (collectively, the "Transaction Documents") to which it is a party nor the compliance by any of the Companies with the terms and provisions thereof will contravene any provision of any Applicable Laws. For purposes of this paragraph (C) and paragraph (D) below, "Applicable Laws" means those laws, rules and regulations of the United States of America, and with respect to this Agreement, the laws, rules and regulations of the State of New York which, in such counsel's experience, are normally applicable to transactions of the type contemplated by any of the Transaction Documents, without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion given by such counsel referring expressly to a particular law or laws;

                      (D) No Governmental Approval, which has not been obtained
              or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of any of the Purchase Agreement, the Pooling and Servicing Agreement or the Transfer and Administration Agreement, except for (1) filings of Uniform Commercial Code financing statements with respect to the transfer of the Receivables from Direct Merchants Bank to Metris pursuant to the Bank Purchase Agreement, from Metris to the Transferor pursuant to the Purchase Agreement and with respect to the transfer of the Receivables from the Transferor to the Trust pursuant to the Pooling and Servicing Agreement and (2) such Governmental Approvals as may be required under the securities or blue sky laws of any jurisdiction. For the purposes of this paragraph (D), the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws. For the purposes of this paragraph (D), the term "Governmental Authority" means any New York or federal legislative, judicial, administrative or regulatory body; and

                      (E) The statements in the final Prospectus Supplement
              under the headings "Risk Factors -- Insolvency or Bankruptcy of Metris Receivables, Inc., Direct Merchants Bank or Metris Companies Inc. Could Result in Accelerated, Delayed or Reduced Payments to Securityholders," and "ERISA Considerations" and the statements in the base Prospectus under the headings "Certain Legal Aspects of the Receivables," "Income Tax Matters" and "ERISA Considerations" to the extent that they constitute matters of law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects;

                      (F) Each of the Registration Statement, as of its
              effective date and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the General Rules and Regulations under the Act, except that in each case such counsel need not express any opinion as to the financial and statistical data included therein or excluded therefrom or the exhibits to the Registration Statement and, except as and, to the extent set forth in paragraphs (B), (E) and
              (G) such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus; and

                      (G) The information in the Prospectus Supplement under the heading "Description of the Offered Securities" and in the base Prospectus under the heading "Description of the Securities," insofar as it constitutes a summary of certain provisions of the Offered Securities and the Pooling and Servicing Agreement, summarizes fairly such provisions.

              Such counsel's opinions may be subject to the following assumptions and qualifications:

                      (A) enforcement may be limited by applicable bankruptcy,
              insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law);

                      (B) certain of the remedial provisions, including waivers, contained in any agreement, may be unenforceable in whole or in part, but the inclusion of such provisions does not affect the validity of any such agreement taken as a whole, and each of the agreements, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security created by such agreements;

                      (C) no opinion is given as to the enforceability of any
              rights to contribution or indemnification provided for in the Transaction Documents which are violative of the public policy underlying any law, rule or regulation (including any Federal or state securities law, rule or regulation);

                      (D) each of the agreements constitutes the valid and
              binding obligation of each party to such agreement (other than Metris, the Transferor and Direct Merchants Bank to the extent such opinion is given in Section 5(b)(i) above) enforceable against such other party in accordance with its terms;

                      (E) no opinion is given as to the effect on the opinions
              expressed of (i) the compliance or non-compliance of any of the Underwriters or any party (other than Metris, the Transferor and Direct Merchants Bank) to the Transaction Documents with any state, federal or other laws or regulations applicable to it or
              (ii) the legal or regulatory status or the nature of the business of any Underwriters;

                      (F) no opinion is given as to the applicability or effect
              of any fraudulent transfer or similar law on the transaction documents or any transactions contemplated thereby;

                      (G) no opinion is given as to the applicability or effect
              of any preference or similar law on the transaction documents or any transaction contemplated thereby;

                      (H) no opinion is given with respect to the enforceability of provisions of the Pooling and Servicing Agreement to the extent such provisions provide for interest on interest; and

                      (I) each outstanding interest in the Trust issued prior to the issuance of the Offered Securities (other than the Retained Interest) represents indebtedness or an interest in a partnership (other than a publicly traded partnership treated as a corporation) for federal income tax purposes.

Such counsel also shall state that they have participated in conferences with representatives of Metris and the Transferor and their accountants, the Underwriters and counsel to the

Underwriters concerning the Registration Statement and the Prospectus and have considered the matters required to be stated therein and the matters stated therein, although they are not independently verifying the accuracy, completeness of fairness of such statements, except as and to the extent set forth in paragraphs (B), (E) and (G) above, and based upon and subject to the foregoing, nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus, as of the Closing Date, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not make any comment in this paragraph with respect to the financial statements, supporting schedules and other financial or statistical information contained in the Prospectus).

                (iii) The favorable opinion of Richards, Layton & Finger P.A., special Delaware counsel for the Transferor, dated the Closing Date and addressed to the Underwriters and satisfactory in form and substance to the Representative and counsel to the Representative, to the effect that:

                      (A) Each of the Purchase Agreement, the Transfer and
              Administration Agreement and the Pooling and Servicing Agreement (including, with respect to the Pooling and Servicing Agreement, the allocation provisions thereof) to which any of the Companies is a party, constitutes a valid and binding obligation of each of them, as applicable, enforceable against each of Metris, the Transferor and Direct Merchants Bank, as applicable, in accordance with their respective terms under the laws of the State of Delaware;

                      (B) Neither the execution, delivery or performance by any
              of the Companies of any of the Purchase Agreement, the Transfer and Administration Agreement, this Agreement or the Pooling and Servicing Agreement (collectively, the "Transaction Documents") to which it is a party nor the compliance by any of the companies with the terms and provisions thereof will contravene any provision of any Applicable Laws. For purposes of this paragraph
              (b) and paragraph (c) below, "Applicable Laws" means those laws, rules and regulations of the State of Delaware which, in such counsel's experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement, the Transfer and Administration Agreement, this Agreement and the Pooling and Servicing Agreement, without such counsel having made any special investigation as to the applicability of any specific law, rule or regulation, and which are not the subject of a specific opinion given by such counsel referring expressly to a particular law or laws;

                      (C) No Governmental Approval, which has not been obtained
              or taken and is not in full force and effect, is required to authorize or is required in connection with the execution, delivery or performance of any of the Purchase Agreement, the Pooling and Servicing Agreement or the Transfer and

              Administration Agreement, except for (i) filings of Uniform Commercial Code financing statements with respect to the transfer of the Receivables from Direct Merchants Bank to Metris pursuant to the Bank Purchase Agreement, from Metris to the Transferor pursuant to the Purchase Agreement and with respect to the transfer of the Receivables from the Transferor to the Trust pursuant to the Pooling and Servicing Agreement and (ii) such Governmental Approvals as may be required under the securities or blue sky laws of any jurisdiction. For the purposes of this paragraph (C), the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws. For the purposes of this paragraph
              (C), the term "Governmental Authority" means any Delaware legislative, judicial, administrative or regulatory body; and

                      (D) The Offered Securities, when duly and validly executed by the Transferor and authenticated by the Trustee and delivered to the Transferor in accordance with the Pooling and Servicing Agreement, and delivered to and paid for by the Underwriters, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

              (f) The Representative shall have received an opinion or opinions of Dorsey & Whitney LLP with respect to Minnesota law, Greenberg Traurig with respect to Arizona law, Richards, Layton & Finger, P.A. with respect to Delaware law and Orrick, Herrington & Sutcliffe LLP with respect to federal law, dated the Closing Date, in form and substance satisfactory to the Representative and to counsel to the Underwriters, with respect to certain matters relating to the transfers of the Receivables to Metris (including the enforceability under Minnesota law of the Bank Purchase Agreement), the Transferor and the Trust and the perfection of Metris', the Transferor's and the Trust's interest in the receivables and certain other matters relating to insolvency considerations and with respect to other related matters in a form previously approved by you and your counsel.

              (g) The Representative shall have received from each of Dorsey & Whitney LLP in respect of Minnesota, Greenberg Traurig in respect of Arizona and Florida, Richards, Layton & Finger, P.A. in respect of Delaware, and Hogan & Hartson L.L.P. in respect of Maryland an opinion, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Underwriters, to the effect that the Offered Securities will be characterized for such state's income and franchise tax purposes as indebtedness secured by the Receivables and Securityholders not otherwise subject to taxation in such state will not be subject to tax in respect of the Offered Securities.

              (h) The Representative shall have received from Orrick, Herrington & Sutcliffe LLP, special counsel to the Transferor and Metris, opinions, dated the Closing Date, addressed to the Underwriters and satisfactory in form and substance to the Representative and to counsel to the Underwriters, relating to certain insolvency and bankruptcy matters.

              (i) The Representative shall have received from Dorsey & Whitney LLP, counsel for the Trustee, opinions, dated the Closing Date and addressed to the Underwriters, the

Transferor and Metris and satisfactory in form and substance to the Representative and to counsel to the Underwriters.

              (j) The Representative shall have received an officer's certificate dated the Closing Date of the chairman of the board, the president, an executive vice president or the treasurer of the Trustee in which such officer shall state that, to the best of his/her knowledge after reasonable investigation, the representations and warranties of the Trustee contained in the Pooling and Servicing Agreement are true and correct in all material respects, and that the Trustee has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied under the Pooling and Servicing Agreement at or prior to the Closing Date.

              (k) The Representative shall have received copies of rating letters confirming that the Class A Securities have been rated in the highest rating category by S&P, Moody's and Fitch and such ratings shall not have been reduced or withdrawn as of the Closing Date;

              (l) The Representative shall have received copies of rating letters confirming that the Class B Securities have been rated at least [-] by S&P, at least [-] by Moody's and at least [-] by Fitch and such ratings shall not have been reduced or withdrawn by the Closing Date;

              (m) Counsel to the Transferor and Metris shall have furnished to the Representative any opinions supplied to the rating agencies relating to certain matters with respect to the Offered Securities;

              (n) The Representative shall have received copies of letters, dated the date of the Prospectus and addressed to the Underwriters, from KPMG Peat Marwick LLP certified public accountants, substantially in the form heretofore approved by the Representative and counsel to the Underwriters. On the Closing Date, the Representative shall have received from KPMG Peat Marwick LLP such letter (which may be in a bring-down format) dated the Closing Date.

              (o) The Representative shall have received (i) a copy of the financing statements on Form UCC-1 filed with the Secretary of State of the State of Arizona with respect to the transfer of the Receivables by Direct Merchants Bank to Metris pursuant to the Bank Purchase Agreement, identifying the Receivables as collateral and naming Direct Merchants Bank as debtor and Metris as secured party, (ii) a copy of the financing statements on Form UCC-1 filed with the Secretary of State of the State of Minnesota with respect to the transfer of the Receivables by Metris to the Transferor pursuant to the Purchase Agreement, identifying the Receivables as collateral and naming Metris as debtor and the Transferor as the secured party and (iii) a copy of the financing statements on Form UCC-1 filed with the Secretary of State of the State of Minnesota with respect to the transfer of the Receivables by the Transferor to the Trust pursuant to the Pooling and Servicing Agreement, identifying the Receivables as collateral and naming the Transferor as the debtor and the Trust as the secured party.

              (p) The Representative shall have received an opinion addressed to the Underwriters from [-], counsel to the Underwriters, dated the Closing Date, with respect to the validity of the Investor Securities and other related matters and the Transferor shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to render such opinions.

              (q) Richards, Layton & Finger, P.A., in its capacity as special Delaware counsel for Metris Secured Note Trust [-] (the "Owner Trust") in connection with the Transfer and Administration Agreement and the Indenture dated as of the Closing Date, between the Owner Trust and U.S. Bank National Association, as indenture trustee, (the "Indenture") shall have furnished to the Underwriters its written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, substantially to the effect that:

                  (i) The Owner Trust is a business trust duly created, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Transfer and Administration Agreement and the Indenture;

                  (ii) The execution and delivery by the Owner Trust of the Transfer and Administration Agreement, the Indenture and the secured notes issued by the Owner Trust pursuant to the Indenture (the "Notes") have been duly authorized, and the Transfer and Administration Agreement constitutes the legal, valid and binding agreement of the Owner Trust, enforceable against the Owner Trust in accordance with their respective terms, except (x) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally (as such laws would apply in the event of the insolvency, receivership, conservatorship or reorganization of, or other similar occurrence with respect to, the Owner Trustee) and (y) that the enforceability of the Transfer and Administration Agreement against the Owner Trust may be subject to the application of general principles of equity (regardless of whether considered or applied in a proceeding in equity or at law);

                  (iii) The execution and delivery by the Owner Trust of the Transfer and Administration Agreement, the Indenture and the Notes and the performance by the Owner Trust of its obligations under the Transfer and Administration Agreement, the Indenture and the Notes do not conflict with or result in a violation of (x) any law or regulation of the State of Delaware applicable to the Owner Trust, or (y) the Trust Agreement; and

                  (iv) The execution and delivery by the Owner Trust of the Transfer and Administration Agreement, the Indenture and the Notes and the performance by the Owner Trustee of its obligations under the Transfer and Administration Agreement, the Indenture and the Notes do not require any approval, authorization or other action by, or filing with, any governmental authority of the State of Delaware having jurisdiction over the Owner Trust, except such as have been obtained, taken or made.

               (r) Richards, Layton & Finger P.A., in its capacity as counsel for the Owner Trustee in connection with the Trust Agreement, relating to the establishment of the Metris Secured Note Trust [-], between the Bank and the Owner Trustee, shall have furnished to the Representative its written opinion, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters and their counsel, substantially to the effect that:

                  (i) The Owner Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute, deliver and perform its obligations under the Trust Agreement;

                  (ii) The Trust Agreement has been duly authorized, executed and delivered by the Owner Trustee, and the Trust Agreement constitutes a legal, valid and binding agreement of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except (x) as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally (as such laws would apply in the event of the insolvency, receivership, conservatorship or reorganization of, or other similar occurrence with respect to, the Owner Trustee), (y) that the enforceability of the Trust Agreement against the Owner Trustee may be subject to the application of general principles of equity (regardless of whether considered or applied in a proceeding in equity or at law), and (z) that certain remedial provisions of the Trust Agreement may be unenforceable, in whole or in part against the Owner Trustee, but the inclusion of such provisions does not affect the validity of the Trust Agreement, taken as a whole, and the Trust Agreement, together with applicable law, contains adequate provisions for the practical realization of the benefits of the security provided thereby. Such counsel expresses no opinion as to the enforceability of any rights to contribution or indemnification that are violative of public policy underlying any law, rule or regulation;

                  (iii) The execution and delivery by the Owner Trustee of the Trust Agreement, and the performance by the Owner Trustee of its obligations under the Trust Agreement, do not conflict with or result in a violation of (x) any law or regulation of the United States of America or the State of Delaware governing the banking or trust activities of the Owner Trustee, or (y) the organizational documents of the Owner Trustee; and

                  (iv) The execution and delivery by the Owner Trustee of the Trust Agreement and the performance by the Owner Trustee of its obligations under the Trust Agreement do not require any approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of Delaware having jurisdiction over the banking or trust activities of the Owner Trustee, except such as have been obtained, taken or made.

The Transferor will furnish the Representative with such conformed copies of such certificates, letters and documents as the Underwriters may reasonably request.

If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Transferor at any time at or prior to Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5 hereof.

                  Section 7. Indemnification and Contribution.

                  (a) Each of Metris and the Transferor shall, jointly and severally, indemnify and hold harmless the Underwriters and each person who controls the Underwriters within the meaning of Section 15 of the Act as follows:

                      (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                      (ii) against any and all loss, liability, claim, damage
              and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Transferor and Metris; and

                      (iii) against any and all expense whatsoever (including,
              subject to Section 7(c) hereof, the fees and disbursements of counsel chosen by the Representative) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Transferor by any Underwriter through the Representative expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

                  (b) Each Underwriter severally agrees to indemnify and hold harmless Metris, the Transferor, each of their respective directors and officers, each of the Transferor's officers who signed the Registration Statement, and each person, if any, who controls the Transferor and Metris, respectively, within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Transferor by any Underwriter through the

Representative expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

              (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsection (a) or (b) above unless the indemnifying party has been materially prejudiced by such failure to notify. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnifying person shall not be responsible for the settlement of any proceeding made without its prior consent.

              Section 8. Contribution. If the indemnification provided for in
Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) of Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or
(b) of Section 7 (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and Metris on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and Metris on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Transferor and Metris on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor or by the Underwriters through the Representative and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section. Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the underwriting discount or commission applicable to the Offered Securities purchased by it hereunder. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              Section 9. Survival of Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of each of the Transferor, Metris or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Transferor, Metris or any of their respective representatives, officers or directors of any controlling person, and will survive delivery of and payment for the Offered Securities.

              Section 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail on the Closing Date to purchase the Offered Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 36-hour period, then:

              (a) (if the principal amount of Defaulted Securities does not exceed 10% of the principal amount of the applicable class of Offered Securities, each of the non-defaulting Underwriters of such class of Offered Securities shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters of such class of Offered Securities, or

              (b) if the principal amount of Defaulted Securities exceeds 10% of the principal amount of the applicable class of Offered Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

              No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

              In the event of any such default which does not result in a termination of this Agreement, either the Representative or the Transferor shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

              Section 11. Representations and Warranties of the Underwriters. Each Underwriter represents and warrants to, and agrees with, Metris and the Transferor that:

              (a) It has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or who is a person to whom the document may otherwise lawfully be issued or passed on.

              (b) It has complied and will comply with all applicable provisions of the Financial Services Act 1986 of Great Britain with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.

              (c) If it is an authorized person under the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described herein if that person is of a kind described either in Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991.

              (d) Each Underwriter represents that if it furnished an electronic copy of the preliminary Prospectus prepared in connection with the offer and sale of the Offered Securities to any person, such Underwriter has taken reasonable steps to furnish a printed copy of such preliminary Prospectus to all persons to whom it previously furnished an electronic copy.

              Section 12. Notices. All communications hereunder will be in writing and:

              (a) if sent to the Underwriters, will be mailed, delivered or sent by facsimile transmission and confirmed to the Representative at:

                          [Underwriter]

              (b) if sent to the Transferor, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

                          Metris Receivables, Inc.
                          10900 Wayzata Boulevard, Suite 723
                          Minnetonka, Minnesota 55305
                          Attention:  Treasurer
                          Telephone:  (952) 417-5711
                          Facsimile:  (952) 417-5660

              (c) if sent to Metris, will be mailed, delivered or sent by facsimile transmission, and confirmed to it at:

                          Metris Companies Inc.
                          10900 Wayzata Boulevard
                          Minnetonka, Minnesota  55305
                          Attention:  General Counsel
                          Telephone:  (952) 417-4794
                          Facsimile:  (952) 417-5098;

or to such other address as the Transferor, Metris or the Representative may designate in writing to the other parties hereto.

              Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the Underwriters, Metris and the Transferor and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligations hereunder.

              Section 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

              Section 15. Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

              Section 16. Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions.

              Section 17. Amendment. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

              Section 18. Headings. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

              Section 19. Counterparts. This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                      * * *
If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement between the Underwriters, the Transferor and Metris.

                             Very truly yours,

                             METRIS RECEIVABLES, INC.


                             By:
                                 ------------------------------------------
                                 Name:
                                 Title:


                             METRIS COMPANIES INC.


                             By:
                                 ------------------------------------------
                                 Name:
                                 Title:


Accepted in New York, New York,
as of the date hereof:

[Underwriter]


By
   ------------------------------------------
     Name:
     Title:


As Representative of the Underwriters as set forth herein.

                                   SCHEDULE A


                                                         Aggregate
                                                         Principal Amount of
      Name of Underwriter                                Class A Securities






                                                         ----------------------
                            Total                        $


                                                         Aggregate
                                                         Principal Amount of
      Name of Underwriter                                Class B Securities




                                                         ----------------------
                            Total                        $